UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 6, 2009

                       Frontier Communications Corporation
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          001-11001                                      06-0619596
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   (Commission File Number)                  (IRS Employer Identification No.)


    3 High Ridge Park, Stamford, Connecticut                 06905
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    (Address of principal executive offices)               (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)


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                   (Former name or former address, if changed
                              since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in
               ------------------------------------------------------------
               Fiscal Year
               -----------

                    On February 6, 2009,  the Board of  Directors of the Company
               amended the Company's Bylaws to reflect the Company's July 2008 name change. The Bylaws, as amended, are filed herewith as
               Exhibit 99.1 and incorporated herein by reference.

Item 8.01      Other Events
               ------------

                    On February 6, 2009, the Company announced that its Board of
               Directors declared a regular quarterly cash dividend of $0.25 per share, payable on March 31, 2009 to holders of record of its common stock at the close of business on March 9, 2009. A copy of the Company's press release issued on February 6, 2009 announcing the declaration of the dividend is filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (d) Exhibits

               99.1 Bylaws of Frontier Communications Corporation.

               99.2 Press Release of Frontier Communications  Corporation issued
                    February 6, 2009.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FRONTIER COMMUNICATIONS CORPORATION


Date:  February 6, 2009                By: /s/ Robert J. Larson
                                           ----------------------------------
                                           Robert J. Larson
                                           Senior Vice President and
                                           Chief Accounting Officer